ON LETTERHEAD








                                 Exhibit 23.3(h)



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the inclusion of our report dated August 6, 1999 except for Note 25 which is as of July 21, 2000 of our audit of the financial statement of Swissray International, Inc. for the years ended June 30, 1999 and 1998 in
Swissray International, Inc.'s Amendment No. 8 to Form S-1under SEC File No. 333-59829.





                                           /s/FELDMAN SHERB HOROWITZ & CO., P.C.
                                              FELDMAN SHERB HOROWITZ & CO., P.C.





New York, New York
August 11, 2000